                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                   ----------------

                                       FORM 8-K


                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) OCTOBER 20, 1997


                              CS WIRELESS SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)




           DELAWARE                      33-20295                23-2751747
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)


         200 CHISHOLM PLACE
             SUITE 202
            PLANO, TEXAS                                            75075
(Address of principal executive offices)                         (Zip Code)


         Registrant's telephone number, including area code:  (972) 633-4000

ITEM 5.  OTHER EVENTS


    On October 20, 1997, William Sprague resigned from the Board of Directors of CS Wireless Systems, Inc. (the "Company"). In his letter of resignation, Mr. Sprague cited other commitments.

    Pursuant to the CS Stockholders' Agreement among CAI Wireless Systems, Inc. ("CAI"), Heartland Wireless Communications, Inc. ("Heartland") and the Company dated as of February 23, 1996, CAI has the right in any election of directors to designate three (3) directors, so long as the number of shares of the Company owned by CAI is greater than one-half of the number of shares issued to CAI in connection with the contribution of assets to the Company by CAI and Heartland pursuant to a Participation Agreement dated as of December 12, 1995, as amended. Mr. Sprague was designated by CAI to be a member of the Company's Board of Directors; consequently, it is anticipated that CAI shall designate the successor to Mr. Sprague.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits

        10.1 Resignation Letter

                                      SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DATED: October 24, 1997              CS WIRELESS SYSTEMS, INC.


                                             BY:  /s/  Albert G. McGrath, Jr.
                                                -------------------------------
                                                ALBERT G. MCGRATH, JR.
                                                GENERAL COUNSEL